SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                September 1, 2009
                Date of report (Date of earliest event reported)

                      Lehman ABS Corporation, on behalf of:
           Corporate Bond-Backed Certificates, Series 1998-CAT-1 Trust

            Delaware                   001-31980              13-3447441
   (State or Other Jurisdiction     (Commission File       (I.R.S. Employer
        of Incorporation)               Number)           Identification No.)



1271 Avenue of the Americas                                       10020
   New York, New York                                           (Zip Code)
(Address of Principal Executive Offices)

                          (212) 526-7000 (Registrant's
                                Telephone Number,
                              Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities act (17 CRF 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-12(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4))

Lehman ABS Corporation (the "Depositor") is the Depositor in respect of the Corporate Bond-Backed Certificates, Series 1998-CAT-1 Trust (the "Trust"), a common law trust formed pursuant to the Standard Terms for Trust Agreements, dated as of February 25, 1998, between the Depositor and The Bank of New York Mellon (f/k/a The Bank of New York), as trustee (the "Trustee"), as supplemented by a Series Supplement (the "Series Supplement") dated as of March 31, 1998, in respect of the Trust. The Trust's assets consist solely of debentures issued by Caterpillar Inc. The Certificates do not represent obligations of, or interests in, the Depositor or the Trustee.

The Registrant is a wholly-owned, indirect subsidiary of Lehman Brothers Holdings Inc. ("LBHI"), which filed a voluntary petition (the "Petition") for relief under Chapter 11 of the United States Code in the United States Bankruptcy Court for the Southern District of New York on September 15, 2008 in a jointly administered proceeding named In re Lehman Brothers Holdings Inc., et. al. under Case Number 08-13555. LBHI and its wholly-owned broker-dealer, Lehman Brothers Inc., have sold since September 15, 2008 significant businesses, including the sale on September 21, 2008 of the investment banking business to Barclays Capital Inc., which business included the employees who historically conducted the Registrant's business. As a result of the foregoing, the Registrant discontinued its securitization business and the individuals previously involved in such securitization business are no longer employed by the Registrant's affiliates and, accordingly, the Registrant was unable to timely file this Current Report on Form 8-K.


Item 8.01 OTHER EVENTS

On September 1, 2009, distributions were made to the holders of the certificates issued by the Trust. Specific information with respect to the distributions is filed as Exhibit 99.1 hereto.

Caterpillar Inc., the issuer of the underlying securities, is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). For information on the issuer of the underlying securities please see its periodic and current reports filed with the Securities and Exchange Commission (the "Commission") under the issuer's Exchange Act file number, 001-00768. The Commission maintains a site on the World Wide Web at "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system, or "EDGAR." Periodic and current reports and other information required to be filed pursuant to the Exchange Act by the issuer of the underlying securities may be accessed on this site. Neither Lehman ABS Corporation nor the Trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither Lehman ABS Corporation nor the Trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting the issuer of the underlying securities or the underlying securities themselves have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.


Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) The following exhibit was filed as part of this report:

      99.1 Trustee's Distribution Statement to the Corporate Bond-Backed Certificates, Series 1998-CAT-1 Trust for the period ending September 1, 2009.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. In preparing this report the registrant has relied on information provided to it by the Trustee.

Date: October 5, 2009

                                               Lehman ABS Corporation

                                               By:   /s/ William Fox
                                                   ------------------------
                                               Name:  William Fox
                                               Title: Chief Financial Officer,
                                                      Controller and Senior Vice
                                                      President

EXHIBIT INDEX


Exhibit Number                      Description
--------------                      -----------

      99.1 Trustee's Distribution Statement to the Corporate Bond-Backed Certificates, Series 1998-CAT-1 Trust for the period ending September 1, 2009.